Rule 497(d)

                                  FT 628

                Supplement to the Prospectus dated May 1, 2002

Notwithstanding anything to the contrary in the Prospectus, the initial sales charge, which is equal to the difference between the maximum sales charge of 3.60% of the Public Offering Price and the sum of the remaining deferred sales charge and creation and development fee (initially $.260 per Unit), will not be reduced by the amount of the creation and development fee after the initial offering period.

July 16, 2002